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                                                                    EXHIBIT 10.7

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

            THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement") is made and entered into as of this twenty-second day of July, 2005, by and among Symco, Inc. and Symbiotics, Inc. (collectively, "Symbiotics"), Quincy Investments Corp. ("Quincy") and Naturade, Inc. (the "Company").

                               RECITALS

      A. The Company desires Quincy to identify, negotiate and arrange the financing for the acquisition by the Company of selected assets of The Ageless Foundation, Inc. and Symbiotics, in consideration for which Quincy shall be entitled to receive Common Stock, Series C Convertible Preferred Stock and warrants to purchase additional shares of Common Stock of the Company.

      B. Pursuant to that certain Master Investment Agreement dated July 22, 2005, (i) Quincy agreed to use its best efforts to enter into and perform its obligations under that certain Asset Purchase Agreement, by and between Quincy and Symbiotics, attached hereto as Exhibit A (the "Symbiotics Purchase Agreement") and (ii) concurrent with the execution and delivery of the Symbiotics Purchase Agreement, Quincy, the Company and Symbiotics agreed to enter into this Agreement. This Agreement is the Assignment and Assumption Agreement referred to in Sections 2.03(i). and 8.06 of the Symbiotics Purchase Agreement.

      NOW, THEREFORE, in consideration of the foregoing and of the mutual obligations herein contained, it is agreed as follows:

            1. ASSIGNMENT AND ACCEPTANCE.

                  (a) Quincy hereby assigns to the Company all of Quincy's right, title and interest in, to and under the Symbiotics Purchase Agreement and the Collateral Agreements (as defined in the Symbiotics Purchase Agreement) to which Quincy is a party.

                  (b) The Company hereby accepts the foregoing assignment and agrees to keep, perform and fulfill all of the terms, covenants, conditions, duties and obligations which are required to be kept, performed and fulfilled by Quincy under the Symbiotics Purchase Agreement and the Collateral Agreements to which Quincy is a party and which terms, covenants, conditions, duties and obligations are to be performed after the date hereof.

            2. ISSUANCE OF SECURITIES.

                  (a) Concurrent with the execution and delivery of this Agreement, the Company has (i) issued to Quincy, and caused its transfer agent to deliver certificates to Quincy for, 21,232,715 shares of Common Stock and
(ii) issued and delivered to Quincy warrants to purchase up to 7,000,000 shares of Common Stock, in substantially the form attached hereto as Exhibit B (the "Warrants"), receipt of which shares and Warrants hereby is acknowledged by Quincy.

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                  (b) Quincy hereby represents and warrants to the Company that all representations and warranties of Quincy contained in Section 4 of the Master Investment Agreement referred to in Recital B are true and complete as though made on and as of the date hereof.

            3. RELEASE.

                  (a) Except with respect to the Promissory Note dated of even date herewith referred to in Section 1.04(a) of the Symbiotics Purchase Agreement, with respect to the Guaranty of Peter H. Pocklington dated of even date herewith or with respect to claims which may arise pursuant to the intentional misconduct or fraud of Quincy, Symbiotics hereby fully, forever and unconditionally releases, exonerates, waives, relinquishes, discharges, acquits, relieves and covenants not to sue Quincy, or any of its officers, directors, employees or agents, from any and all rights, claims, demands, debts, obligations, liabilities, promises and agreements arising from or in connection with the Symbiotics Purchase Agreement.

                  (b) Each party hereto understands and agrees that this Section 3 extends to all claims of whatever nature and kind, known and unknown, suspected or unsuspected, and they each expressly waive any and all rights under
Section 1542 of the Civil Code of the State of California, which provides as follows:

            A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Each party hereto expressly waives and releases any right or benefit which it has or may have under Section 1542 of the Civil Code of the State of California, as well as under the provisions of all comparable or similar statutes, provisions of common law or other decisional law of any and all states of the United States, to the full extent that it waives all such rights and benefits pertaining to the matters released herein. In connection with such waiver and relinquishment, each party hereto acknowledges that it may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which it now knows or believes to be true, with respect to the matters released herein. Nevertheless, it is the intention of each party hereto through this Agreement, fully, finally and forever to settle and release all such matters, and all claims relative thereto, which do now exist, may exist or heretofore have existed among them in connection with the matters set forth in
Section 3(a). In furtherance of such intention, the release herein given shall be and remain in effect as a full and complete release of such matters notwithstanding the discovery or existence of any such additional different claims or facts relative thereto, and each party hereto hereby expressly assumes the risk of any injury, loss or damage which may arise from this waiver.

            4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF NATURADE TO SYMBIOTICS. Naturade hereby represents and warrants to, and covenants with, Symbiotics that:

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                  (a) Corporate Existence and Qualification. Naturade is a
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; has the corporate power to own, manage, lease and hold its properties and to carry on its business as and where such properties are presently located and such business is presently conducted; and is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions where the character of its properties or the nature of its business requires it to be so qualified.

                  (b) Authority, Approval and Enforceability. This Agreement has been duly executed and delivered by Naturade, and Naturade has all requisite power and legal capacity to execute and deliver this Agreement and all Collateral Agreements executed and delivered or to be executed and delivered by Naturade in connection with the transactions provided for hereby, to consummate the transactions contemplated hereby and by the Symbiotics Purchase Agreement and the Collateral Agreements, and to perform its obligations hereunder and under the Symbiotics Purchase Agreement and the Collateral Agreements. The execution and delivery of this Agreement and the Collateral Agreements and the performance of the transactions contemplated hereby and thereby (including by way of illustration and not by way of limitation the transactions contemplated by the Symbiotics Purchase Agreement) have been duly and validly authorized and approved by all corporate action necessary on behalf of Naturade. This Agreement, the Symbiotics Purchase Agreement and each Collateral Agreement to which Naturade is a party (whether as a result of the original execution of such agreement or by virtue of this Agreement) constitutes, or upon execution and delivery will constitute, the legal, valid and binding obligation of Naturade, enforceable in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, moratorium, or similar laws and judicial decisions from time to time in effect which affect creditors' rights generally.

                  (c) No Proceedings. No suit, action or other proceeding is pending or, to Naturade's knowledge, threatened before any Governmental Authority seeking to restrain Naturade or prohibit its entry into this Agreement or prohibit the transactions contemplated hereby.

                  (d) Conflicts. The execution and delivery by the Naturade of this Agreement and each Collateral Agreement to which it is a party (whether as a result of the original execution of such agreement or by virtue of this Agreement), and the performance by it of its obligations under this Agreement, the Symbiotics Purchase Agreement and each such Collateral Agreement, does not and will not:

                        i. Violate any provision of the certificate of incorporation or bylaws of Naturade;

                        ii. Violate any provision of any Legal Requirement relating to Naturade, or require a registration, filing, application, notice, consent, approval, order, qualification, authorization, designation, declaration or waiver with, to or from any Governmental Authority (except such as may have been made or obtained); or

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                        iii. Require a consent, approval or waiver from, or
notice to, any party, or result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, or create in any party the right to terminate, cancel or modify, any Contract (except such as may have been made or obtained).

                  (e) Financing. Naturade has, or will have as of the due date therefore, sufficient financial resources to fulfill all of its obligations under this Agreement, the Symbiotics Purchase Agreement and each Collateral Agreement. Naturade will diligently pursue any additional financing that may be necessary to perform its obligations to be performed after the Closing Date.

                  (f) Reports. Naturade has filed all required forms, reports and documents with the Securities and Exchange Commission (the "SEC"), all of which, when filed, complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "SEC Reports"). None of the SEC Reports, when made, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each of the balance sheets (including the related notes) included in the SEC Reports fairly presents the consolidated financial position of Naturade as of the respective dates thereof, and the other related statements (including the related notes) included therein fairly present the consolidated results of operations and the changes in consolidated financial position of Naturade for the respective periods indicated therein, except, in the case of interim financial statements, for year-end audit adjustments, consisting only of normal recurring accruals which individually and in the aggregate are not material. Except as set forth in the SEC Reports, each of the financial statements (including the related notes) included in the SEC Reports has been prepared in accordance with generally accepted accounting principles consistently applied during the periods involved, except as otherwise noted therein. Naturade has maintained its books of account in the usual, regular and ordinary manner in accordance with generally accepted accounting principles applied on a consistent basis. Since March 31, 2005, no material adverse change has occurred in the assets or liabilities, condition, financial or otherwise, or business or in the results of operations or prospects of Naturade, other than as reflected in the SEC Reports.

                  (g) Compliance with Legal Requirements. Naturade is and has been in compliance in all material respects with any and all Legal Requirements applicable to Naturade.

                  (h) Environmental; Health; Safety. Naturade and its Affiliates is in compliance in all material respects with all applicable environmental laws. There is no environmental litigation, administrative or judicial proceeding or order, consent decree, or investigation pending or threatened against Naturade or its Affiliates.

                  (i) Title to Assets. Naturade owns, and has good and valid title to all assets identified in its financial statements. Except as set forth in its financial statements (or related notes thereto, all of said assets are owned by Naturade free and clear of any Encumbrances. Naturade has no material assets except as described in its financial statements.

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            5. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings relating to such subject matter.

            6. AMENDMENT. This Agreement may not be amended except by written document executed by the parties hereto.

            7. SUBJECT HEADINGS. Subject headings are included for convenience only and shall not be deemed part of this Agreement.

            8. SEVERABILITY. If any provision of this Agreement shall be held unenforceable as applied to any circumstance, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to effect the intent of the parties. The parties further agree to replace any such unenforceable provision with an enforceable provision (and to take such other action) which will achieve, to the extent possible, the purposes of the unenforceable provision.

            9. GOVERNING LAW; JURISDICTION; VENUE. This Agreement shall be governed by and construed under the laws of the State of California in force from time to time. The parties hereto each, to the fullest extent it may effectively do so under applicable law, irrevocably (i) submits to the exclusive jurisdiction of any court of the State of California or the United States of America sitting in the City of Los Angeles over any suit, action or proceeding arising out of or relating to this Agreement, (ii) waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the establishment of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, and (iii) agrees that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such party and may be enforced in the courts of the United States of America or the State of California (or any other courts to the jurisdiction of which such party is or may be subject) by a suit upon such judgment.

            10. PARTIES BOUND. This Agreement is binding on and shall inure to the benefit of the parties and their respective successors, assign, heirs, and legal representatives.

            11. SURVIVAL. The representations, warranties, covenants, and agreements contained in this Agreement shall survive the consummation of the transactions contemplated hereby.

            12. COUNTERPARTS. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

            13. DEFINITIONS. Except as otherwise defined in this Agreement, capitalized terms used herein have the meanings set forth in the Symbiotics Purchase Agreement.

                      The next page is the signature page.

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            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                      NATURADE, INC.

                                      By: /s/Stephen m. Kasprisin
                                          --------------------------------------
                                      Name: Stephen M. Kasprisin
                                      Title: Chief Financial Officer

                                      SYMCO, INC.

                                      By: /s/Douglas A. Wyatt
                                          --------------------------------------
                                      Name:  Douglas A. Wyatt
                                      Title: CEO

                                      SYMBIOTICS, INC.

                                      By: /s/Douglas A. Wyatt
                                          --------------------------------------
                                      Name:  Douglas A. Wyatt
                                      Title: CEO

                                      QUINCY INVESTMENTS CORP.

                                      By: /s/Peter H. Pocklington
                                          --------------------------------------
                                      Name: Peter H. Pocklington
                                      Title: Chairman

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